QUALITY DIVIDEND FUND
Portfolio of Investments
January 31, 2022
(Unaudited)
	Number of Shares	Value
COMMON STOCKS — 98.4%
Aerospace & Defense — 3.7%
Lockheed Martin Corp.	6,483	$ 2,522,730
Banks — 10.9%
JPMorgan Chase & Co.	16,219	2,410,143
Truist Financial Corp.	37,513	2,356,567
US Bancorp	45,397	2,641,651
		7,408,361
Biotechnology — 6.4%
AbbVie, Inc.	16,517	2,261,012
Gilead Sciences, Inc.	30,578	2,100,097
		4,361,109
Capital Markets — 3.1%
T Rowe Price Group, Inc.	13,569	2,095,461
Communications Equipment — 3.6%
Cisco Systems, Inc.	44,299	2,466,125
Containers & Packaging — 3.6%
International Paper Co.	51,201	2,470,448
Diversified Telecommunication Services — 7.4%
AT&T, Inc.	101,811	2,596,181
Verizon Communications, Inc.	46,363	2,467,902
		5,064,083
Electrical Equipment — 3.7%
Emerson Electric Co.	27,736	2,550,325
Health Care Providers & Services — 3.2%
Cardinal Health, Inc.	42,823	2,208,382
Household Products — 3.7%
Kimberly-Clark Corp.	18,138	2,496,696
Industrial Conglomerates — 3.3%
3M Co.	13,707	2,275,636
Information Technology Services — 3.9%
International Business Machines Corp.	19,903	2,658,444
	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — 3.7%
Prudential Financial, Inc.	22,481	$ 2,508,205
Oil, Gas & Consumable Fuels — 16.0%
Chevron Corp.	19,514	2,562,774
Enbridge, Inc. (Canada)	67,593	2,857,156
Exxon Mobil Corp.	33,857	2,571,778
Valero Energy Corp.	34,817	2,888,766
		10,880,474
Pharmaceuticals — 7.9%
Merck & Co., Inc.	29,080	2,369,439
Organon & Co.	29,899	954,077
Pfizer, Inc.	38,644	2,036,152
		5,359,668
Semiconductors & Semiconductor Equipment — 6.7%
Intel Corp.	35,131	1,715,096
QUALCOMM, Inc.	16,066	2,823,760
		4,538,856
Textiles, Apparel & Luxury Goods — 3.5%
VF Corp.	36,508	2,380,687
Tobacco — 4.1%
Philip Morris International, Inc.	27,120	2,789,292
TOTAL COMMON STOCKS (Cost $54,323,292)		67,034,982
TOTAL INVESTMENTS - 98.4% (Cost $54,323,292)		67,034,982
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%		1,124,359
NET ASSETS - 100.0%		$68,159,341

See accompanying Notes to the Quarterly Portfolio of Investments.

QUALITY DIVIDEND FUND
Notes to the Quarterly Portfolio of Investments January 31, 2022
(Unaudited)
A. Portfolio Valuation:
Portfolio Valuation — The Quality Dividend Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The following is a summary of the inputs used, as of January 31, 2022, in valuing the Fund's investments carried at fair value:
	Total Value at 01/31/22	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities*	$67,034,982	$67,034,982	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

QUALITY DIVIDEND FUND
Notes to the Quarterly Portfolio of Investments (Concluded) January 31, 2022
(Unaudited)
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended January 31, 2022, there were no transfers in or out of Level 3.
For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.
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